UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

_______________________

Trilogy Metals Inc.

(Exact name of registrant as specified in its charter)

_______________________

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1150, 609 Granville Street
Vancouver, British Columbia
Canada, V7Y 1G5

(Address of principal executive offices, including zip code)

(604) 638-8088

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	TMQ	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2022, Trilogy Metals Inc. (the “Company”) held its 2022 annual meeting of shareholders (the “Annual Meeting”) at the offices of the Company in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved amendments to the Company’s Restricted Share Unit Plan (as amended, the “RSU Plan”) and the Company’s Non-Employee Directors Deferred Share Unit Plan (as amended, the “DSU Plan”), as reported in Item 5.07 below.

The material terms of each of the RSU Plan and DSU Plan are described in the Company’s definitive proxy statement, dated March 29, 2022, under the headings “Matters to be Acted Upon at Meeting – Approval of Amendments to and Unallocated Entitlements Under the Restricted Share Unit Plan” and “Matters to be Acted Upon – Approval of Amendments to and Unallocated Entitlements Under the Deferred Share Unit Plan”, respectively, which are incorporated herein by reference. The RSU Plan is filed as Exhibit 10.1 hereto, and the DSU Plan is filed as Exhibit 10.2 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 29, 2022 (the “Proxy Statement”):

(1)	Election of Directors. The Company’s shareholders elected the following 8 nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders, unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

Nominee	For	Withheld	Abstain	Broker Non-Vote
Tony Giardini	101,505,574	239,157	-	16,518,622
James Gowans	87,137,657	14,607,074	-	16,518,622
William Hayden	101,527,372	217,359	-	16,518,622
William Hensley	101,512,528	232,203	-	16,518,622
Gregory Lang	97,853,372	3,891,359	-	16,518,622
Kalidas Madhavpeddi	98,448,800	3,295,931	-	16,518,622
Janice Stairs	97,892,140	3,852,590	-	16,518,622
Diana Walters	98,474,256	3,270,475	-	16,518,622

(2)	Appointment of PricewaterhouseCoopers LLP. The Company’s shareholders approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm until the next annual meeting of shareholders or until a successor is appointed and authorized the audit committee of the Board to fix their remuneration. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the appointment of PricewaterhouseCoopers LLP:

For	Withheld	Abstain	Broker Non-Vote
117,890,256	297,296	-	1

(3)	Approval of the Restricted Share Unit Plan. The Company’s shareholders approved amendments and unallocated awards under the Restricted Share Unit Plan, as set forth below:

For	Withheld	Abstain	Broker Non-Vote
92,690,774	8,859,700	194,256	16,518,623

(4)	Approval of the Deferred Share Unit Plan. The Company’s shareholders approved amendments and unallocated awards under the Deferred Share Unit Plan, as set forth below:

For	Withheld	Abstain	Broker Non-Vote
90,077,518	11,440,948	226,264	16,518,623

(5)	Approval of Non-Binding Resolution Approving Executive Compensation. The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the approval of executive compensation:

For	Against	Abstain	Broker Non-Vote
89,034,428	12,354,613	355,689	16,518,623

(6)	Frequency for the Non-Binding Advisory Vote on Executive Compensation. The Company’s Shareholders voted on a non-binding advisory vote regarding the frequency of the advisory vote on the compensation of the Company’s Named Executive Officer. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the ratification and approval of such unallocated awards:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
82,494,024	146,989	18,895,660	-	16,518,625

A majority of the Company’s Shareholders selected a one year frequency for the non-binding advisory vote on the compensation of the Company’s Named Executive Officers. The Company had previously adopted three years as the frequency for the non-binding advisory vote on the compensation of the Company’s Named Executive Officers and will consider the timing of the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers for the next shareholders meeting.

Item 7.01 Regulation FD Disclosure

On May 16, 2022, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Trilogy Metals Inc. Restricted Share Unit Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 29, 2022)
10.2	Trilogy Metals Inc. Non-Employee Directors Deferred Share Unit Plan (incorporated by reference to Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 29, 2022)
99.1	Press release, dated May 16, 2022 relating to voting results from its Annual Meeting
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILOGY METALS INC.

Dated: May 16, 2022	By:	/s/ Elaine Sanders
Elaine Sanders, Chief Financial Officer